                                                                 EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint CHARLES W. BURSON, MICHAEL D. BRYAN, SONYA M. DAVIS or MICHAEL
L. DECAMP, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Company's Annual Report on Form 10-K and any and all amendments thereto, and documents in connection therewith, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 21st of February, 2002.


         /s/ Frank V. AtLee                                /s/ Hendrik A. Verfaillie
-----------------------------------------         -----------------------------------------
Frank V. AtLee III, Director                      Hendrik A. Verfaillie, Director,
                                                             Principal Executive Officer


         /s/ Michael Kantor                                /s/ Christopher J. Coughlin
-----------------------------------------         -----------------------------------------
Michael Kantor, Director                          Christopher J. Coughlin, Director



         /s/ Sharon R. Long                                /s/ Gwendolyn S. King
-----------------------------------------         -----------------------------------------
Sharon R. Long, Director                          Gwendolyn S. King, Director



         /s/ William U. Parfet                             /s/ Philip Needleman
-----------------------------------------         -----------------------------------------
William U. Parfet, Director                       Philip Needleman, Director



         /s/ Terrell K. Crews                              /s/ Richard B. Clark
-----------------------------------------         -----------------------------------------
Terrell K. Crews, Principal Financial             Richard B. Clark, Principal Accounting
Officer                                           Officer
